                                                                   EXHIBIT 10.19
                                                                 Draft - 9/24/97



                                DAN RIVER INC.

                     1997 STOCK PLAN FOR OUTSIDE DIRECTORS

                               TABLE OF CONTENTS
                               -----------------

                                                                Page
                                                                ----

(S) 1  PURPOSE.................................................. -1-

(S) 2 DEFINITIONS............................................... -1-
        2.1.  Board............................................. -1-
        2.2.  Change in Control................................. -1-
        2.3.  Code.............................................. -1-
        2.4.  Dan River......................................... -2-
        2.6.  Fair Market Value................................. -2-
        2.7.  Issuance Date..................................... -2-
        2.8.  1933 Act.......................................... -2-
        2.9.  Option............................................ -3-
        2.10. Option Certificate................................ -3-
        2.11. Option Price...................................... -3-
        2.12. Outside Director.................................. -3-
        2.13. Plan.............................................. -3-
        2.14. Restricted Stock.................................. -3-
        2.15. Restricted Stock Certificate...................... -3-
        2.16. Rule 16b-3........................................ -3-
        2.17. Stock............................................. -3-

(S) 3 AVAILABLE SHARES.......................................... -4-

(S) 4 STOCK IN LIEU OF CASH..................................... -4-
        4.1.  Election.......................................... -4-
        4.2.  Election and Election Revocation Procedure........ -4-
        4.3.  Number of Shares.................................. -5-
        4.4.  Insufficient Shares............................... -5-
        4.5.  Restriction on Shares............................. -5-

(S) 5 OPTIONS................................................... -6-
        5.1.  General........................................... -6-
        5.2.  Terms and Conditions.............................. -6-
        5.3.  Minimum Terms and Conditions...................... -6-
        5.4.  Exercise.......................................... -6-

(S) 6  RESTRICTED STOCK......................................... -7-
        6.1.  General........................................... -7-
        6.2.  Conditions........................................ -7-
              (a)      Issuance................................. -7-
              (b)      Forfeiture............................... -7-
        6.3.  Dividend and Voting Rights........................ -8-
        6.4.  Nonforfeitable Stock.............................. -8-

 (S) 7 NONTRANSFERABILITY....................................... -9-

 (S) 8 SECURITIES REGISTRATION AND RESTRICTIONS................. -9-

 (S) 9 ADJUSTMENT...............................................-10-

(S) 10 CHANGE IN CONTROL........................................-11-

(S) 11 AMENDMENT OR TERMINATION.................................-12-

(S) 12 MISCELLANEOUS............................................-12-
           12.1. No Shareholder Rights..........................-12-
           12.2. No Contract....................................-12-
           12.3. Stock Transfers................................-12-
           12.4. Construction...................................-13-

                                     (S) 1

                                    PURPOSE

          The purpose of this Plan is to attract and retain well qualified individuals as Outside Directors by (1) granting Outside Directors the right to receive compensation in Stock in lieu of cash and (2) providing for grants of Options and Restricted Stock to Outside Directors.

                                     (S) 2

                                  DEFINITIONS

          2.1.   Board -- means the Board of Directors of Dan River.
                 -----

          2.2. Change in Control -- means (a) the acquisition of the power to
               -----------------
direct, or cause the direction, of the management and policies of Dan River by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote 20% or more of the outstanding Stock by a person or persons (other than a person possessing such power on the date this Plan becomes effective or Dan River or an employee benefit plan established and maintained by Dan River), where, for purposes of this definition, (i) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government and (ii) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

          2.3. Code -- means the Internal Revenue Code of 1986, as amended.
               ----

          2.4. Dan River -- means Dan River Inc. and any successor to such
               ---------
corporation.

          2.5. Effective Date -- means the date this Plan is adopted by the
               --------------
Board.

          2.6. Fair Market Value -- means (1) the closing price on any date for
               -----------------
a share of Stock as reported by The Wall Street Journal (a) under the New York
                                -----------------------
Stock Exchange Composite Transactions if Stock is traded on the New York Stock Exchange or, if Stock is otherwise publicly traded, (b) under the quotation system under which such closing price is reported or, if The Wall Street Journal
                                                         -----------------------
no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with (S) 2.6(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available or if Stock is not publicly traded, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

          2.7. Issuance Date -- means (1) with respect to shares of Stock to be
               -------------
issued for fees earned on the date of a regularly scheduled meeting of the Board, the date of such meeting, and (2) with respect to shares of Stock to be issued for fees earned on any other date, the date of the first regularly scheduled meeting of the Board after such date.

          2.8. 1933 Act -- means the Securities Act of 1933, as amended.
               --------

          2.9. Option -- means an option to purchase Stock which is granted
               ------
under (S) 5 of this Plan.

         2.10. Option Certificate -- means the written agreement or instrument
               ------------------
which sets forth the terms and conditions of an Option granted to an Outside Director under this Plan.

         2.11. Option Price -- means the price which shall be paid to purchase
               ------------
one share of Stock upon the exercise of an Option granted under this Plan.

         2.12. Outside Director -- means a member of the Board who is
               ----------------
ineligible for grants under the Dan River Inc 1997 Stock Incentive Plan, as amended from time to time, or under any successor to such plan.

         2.13. Plan -- means this Dan River Inc. 1997 Stock Plan for Outside
               ----
Directors as amended from time to time.

         2.14. Restricted Stock -- means Stock granted to an Outside Director
               ----------------
under (S) 6 of this Plan.

         2.15. Restricted Stock Certificate -- means the written agreement or
               ----------------------------
instrument which sets forth the terms and conditions of a Restricted Stock grant to an Outside Director.

         2.16. Rule 16b-3  -- means the exemption under Rule 16b-3 to Section
               ----------
16b of the Securities Exchange Act of 1934, as amended, or any successor to such rule.
         2.17. Stock -- means the Class A Common Stock of Dan River.
               -----

                                     (S) 3

                               AVAILABLE SHARES

          There shall be 10,000 shares of Stock made available for Stock compensation payments under (S) 4, Options under (S) 5 and Restricted Stock grants under (S) 6 to Outside Directors under this Plan.

                                     (S) 4

                             STOCK IN LIEU OF CASH


          4.1. Election.  Each Outside Director shall have the right (subject
               --------
to such minimum cash reduction or Stock purchase requirements as set from time to time by Dan River) on or after the Effective Date to elect (in accordance with (S) 4.2) to receive Stock in lieu of cash as part of his or her compensation package with respect to all or a specific percentage of:

          (a) any installment of his or her annual cash retainer fee as an Outside Director;

          (b) any fee payable in cash to him or to her for attending a meeting of the Board or a committee of the Board; and

          (c) any fee payable in cash to him or to her for serving as the chairperson of a committee of the Board.

          4.2. Election and Election Revocation Procedure.  An election by an
               ------------------------------------------
Outside Director under (S) 4.1 to receive Stock in lieu of cash shall be made in writing and shall be effective as of the date the Outside Director delivers such election to the Secretary of Dan River. An election may apply to one, or more than one, cash payment described in (S) 4.1. After an Outside Director has made an election under this
(S) 4.2, he or she may elect to revoke such election or may elect to revoke such election and make a new election. Any such subsequent election shall be made in writing and shall be effective as of the date the Outside Director delivers such election to the Secretary of Dan River. There shall be no limit on the number of elections which an Outside Director can make under this (S) 4.2.

          4.3. Number of Shares.  The number of shares of Stock which an
               ----------------
Outside Director shall receive in lieu of any cash payment shall be determined by Dan River by dividing the amount of the cash payment which the Outside Director has elected under (S) 4.1 to receive in the form of Stock by the Fair Market Value of a share of Stock on the Issuance Date, and by rounding down to the nearest whole share of Stock. Such shares shall be issued to the Outside Director as of the Issuance Date.

          4.4. Insufficient Shares.  If the number of shares of Stock available
               -------------------
under this Plan is insufficient as of any date to issue the Stock called for under (S) 4.3, Dan River shall issue Stock under (S) 4.3 to each Outside Director based on a fraction of the then available shares of Stock, the numerator of which fraction shall equal the amount of the cash payment to the Outside Director on which the issuance of such Stock was to be based under (S)
4.1 and the denominator of which shall equal the amount of the total cash payments to all Outside Directors on which the issuance of such Stock was to be based under (S) 4.1. All elections made under this (S) 4 thereafter shall be null and void, and no further Stock shall be issued under this Plan with respect to any such elections.

          4.5. Restriction on Shares.  Dan River shall have the right to issue
               ---------------------
the shares of Stock which an Outside Director shall receive in lieu of any cash payment subject to a restriction that the Outside Director have no right to transfer such Stock (except to the extent permissible under Rule 16b-3) for the six month period which starts on the date the Stock is issued or to take such other action as Dan River deems necessary or appropriate to make sure that the Outside Director satisfies the applicable holding period requirement, if any, set forth in Rule 16b-3.

                                     (S) 5

                                    OPTIONS

          5.1. General.  The Board as part of an Outside Director's
               -------
compensation package may grant Options to purchase Stock to such Outside
Director.

          5.2. Terms and Conditions.  Each Option granted under this Plan
               --------------------
shall be evidenced by an Option Certificate which shall set forth the specific terms and conditions, if any, under which such Option has been granted in addition to the minimum terms and conditions set forth in (S) 5.3.

          5.3. Minimum Terms and Conditions.
               ----------------------------

          (a) The Option Price for a share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted.

          (b) No Outside Director shall have the right to exercise an Option until after the end of the six month period which begins on the date the Option is granted.

          (c) Each Option shall expire no later than the tenth anniversary of the date the Option is granted.

          5.4. Exercise.  The Option Price for a share of Stock shall be
               --------
payable in full upon the exercise of any Option, and an Outside Director may pay the Option Price either in cash (which may be provided through a loan or other extension of credit) or in Stock which has been held by the Outside Director for at least six months or in any combination of cash and such Stock. If the Option Price is paid in whole or in part in Stock, such payment shall be made in Stock acceptable to the Board, and any such payment shall be treated as equal to the Fair Market Value of a share of Stock on the date the properly endorsed certificate for such Stock is delivered to the Secretary of Dan River.

                                     (S) 6

                               RESTRICTED STOCK

          6.1. General.  The Board as part of an Outside Director's
               -------
compensation package may grant Restricted Stock to such Outside Director. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each such certificate shall set forth the conditions, if any, under which the Stock will be issued in the name of the Outside Director and the conditions, if any, under which the Outside Director's interest in such Stock will become nonforfeitable.

          6.2. Conditions.
               ----------

          (a)  Issuance.  The Board acting in its absolute discretion may make
               --------
the issuance of Restricted Stock in the name of an Outside Director subject to one, or more than one, condition which the Board deems appropriate under the circumstances, and the shares of Restricted Stock subject to a Restricted Stock grant shall be issued by Dan River in the name of the Outside Director (subject to (S) 6.4) only after the Board determines that each such condition, if any, has been satisfied or has expired.

          (b)  Forfeiture.  The Board acting in its absolute discretion may make
               ----------
Restricted Stock issued in the name of an Outside Director subject to one, or more than one, forfeiture condition which the Board deems appropriate under the circumstances, and any Stock issued in the name of an Outside Director shall be forfeited unless the Board determines that each such forfeiture condition, if any, has been satisfied or has expired.

          6.3. Dividend and Voting Rights.  Each Restricted Stock certificate
               --------------------------
shall specify what dividend and voting rights, if any, an Outside Director shall have with respect to the Restricted Stock issued in his or her name pending the forfeiture of such Restricted Stock or the satisfaction or expiration of each forfeiture condition, if any, with respect to such Stock.

          6.4. Nonforfeitable Stock.  A share of Stock issued in the name of an
               --------------------
Outside Director shall cease to be Restricted Stock at such time as the Outside Director's interest in such Stock becomes nonforfeitable, and the certificate representing such share shall be released by Dan River and transferred to the Outside Director as soon as practicable thereafter. However, if a share of Restricted Stock is issued and is nonforfeitable before the end of the six month period which starts on the date the Restricted Stock is granted to an Outside Director, Dan River shall have the right to issue such

Stock subject to a restriction that the Outside Director hold such Stock for the remainder of such six month period or to take such other action as Dan River deems necessary or appropriate to make sure that the Outside Director satisfies the applicable holding period requirement, if any, set forth in Rule 16b-3.

                                     (S) 7

                              NONTRANSFERABILITY

          No Option or Restricted Stock grant shall be transferable by an Outside Director other than by will or by the laws of descent and distribution, and any Option shall be exercisable during an Outside Director's lifetime only by the Outside Director. The person or persons to whom an Option or Restricted Stock is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Outside Director.

                                     (S) 8

                   SECURITIES REGISTRATION AND RESTRICTIONS

          Each Option Certificate and Restricted Stock Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option or the satisfaction or expiration of the forfeiture conditions, if any, on any Restricted Stock, the Outside Director shall, if so requested by Dan River, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Dan River, shall deliver to Dan River a written statement satisfactory to

Dan River to that effect. Each Option Certificate and Restricted Stock Certificate also shall provide that, if so requested by Dan River, the Outside Director shall make a written representation to Dan River that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Dan River an opinion in form and substance satisfactory to Dan River of legal counsel satisfactory to Dan River that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option or upon the satisfaction or expiration of the forfeiture conditions, if any, on any Restricted Stock may at the discretion of Dan River bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Dan River of legal counsel satisfactory to Dan River that such registration is not required.

                                     (S) 9

                                  ADJUSTMENT

          The number of shares of Stock reserved under (S) 3 of this Plan and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options as well as the number of shares of Restricted Stock granted under this Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of Dan River, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of (S) 424(a) of the Code) the number of shares of Stock reserved under (S) 3 of this Plan and the number of shares subject to Options granted under this Plan and the Option Price of such Options as well as the number of shares of Restricted Stock granted under this Plan and any related issuance or forfeiture conditions in the event of any corporate transaction described in (S) 424(a) of the Code which provides for the substitution or assumption of such Options or Restricted Stock. If any adjustment under this (S) 9 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Option and Restricted Stock grants under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this (S) 9 by the Board shall be conclusive and binding on all affected persons.

                                    (S) 10

                               CHANGE IN CONTROL

          If the Board determines that there has been a Change in Control of Dan River or a bona fide tender or exchange offer for Stock (other than a tender offer by Dan River or an employee benefit plan established and maintained by Dan River), the Board thereafter shall have the right to take such action, if any, with respect to any or all then outstanding Options and Restricted Stock grants under this Plan as the Board deems appropriate under the circumstances to protect the interest of Dan River in maintaining the integrity of such grants under this Plan, including waiving any conditions to the exercise of such Options and any issuance and forfeiture conditions on any Restricted Stock and thereafter canceling such Options and Restricted Stock grants.


                                    (S) 11

                           AMENDMENT OR TERMINATION

          This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate. The Board also may unilaterally modify, amend or cancel any Option or Restricted Stock grant if there is a dissolution or liquidation of Dan River or a transaction described in (S) 9 or
(S) 10 of this Plan.

                                    (S) 12

                                 MISCELLANEOUS

          12.1.  No Shareholder Rights.  No Outside Director shall have any
                 ---------------------
rights as a shareholder of Dan River as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Outside Director, and no Outside Director shall have any rights as a shareholder with respect to any Restricted Stock except those rights, if any, set forth in the related Restricted Stock Certificate.

          12.2.  No Contract.  The grant of an Option or Restricted Stock to
                 -----------
an Outside Director under this Plan shall not constitute a contract to continue his or her status as a member of the Board.

          12.3.  Stock Transfers.  Dan River may in accordance with
                 ---------------
instructions from an Outside Director transfer Stock upon the exercise of an Option directly to a third party in connection with any arrangement made by such Outside Director for financing the exercise of such Option.

          12.4.  Construction.  All of the defined terms under this Plan are
                 ------------
set forth in (S) 2 of this Plan. All references to sections ((S)) are to sections ((S)) of this Plan unless otherwise indicated. All references to the singular shall include the plural, and all references to the plural shall include the singular. This Plan shall be construed under the law of the State of Delaware.

   IN WITNESS WHEREOF, Dan River Inc. has caused its duly authorized officer to execute this Plan this ______ day of _______________, 1997 to evidence its adoption of this Plan.



                                        DAN RIVER INC.



                                        By:_________________________

                                        Title:______________________